Exhibit 99.1

ConnectOne Bancorp, Inc.

a better place to be

Investor Presentation

November 2026

Forward-looking Statements

This presentation contains forward-looking statements that are based on ConnectOne Bancorp, Inc.'s ("ConnectOne") assumptions and beliefs. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such statements pertain to the outlook for ConnectOne's business, plans and objectives and market trends and other matters. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, ConnectOne claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.

Certain factors could cause ConnectOne's future results to differ materially from those expressed or implied in any forward-looking statements contained in this presentation. These factors include the factors discussed in Part I, Item 1A of ConnectOne's Annual Report on Form 10-K under the heading "Risk Factors", as such disclosure may be supplemented in ConnectOne 's Quarterly Reports on Form 10-Q under "Item 1A. Risk Factors", and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

Use of Non-GAAP Financial Measures

This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore, are considered non-GAAP financial measures. Management believes these non-GAAP financial measures provide useful information in understanding our underlying results of operations or financial position and our business and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Non-GAAP adjusted items impacting the Company's financial performance are identified to assist investors in providing a complete understanding of factors and trends affecting the Company's business and in analyzing the Company's operating results on the same basis as that applied by management. Although we believe that these non-GAAP financial measures enhance the understanding of our business and performance, they should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found herein.

Experienced Leadership Team

FRANK SORRENTINO III
Chairman & CEO

25+ Years Industry

Prior Experience
- President of FSS Construction

ELIZABETH MAGENNIS
President

30+ Years Industry

Prior Experience
- Sovereign Bank
- Bergen Commercial Bank

BILL BURNS
Chief Financial Officer
Senior Executive VP

40+ Years Industry

Prior Experience
- Dime Savings Bank
- The Bank of New York

LAURA CRISCIONE
Chief Compliance Officer
Executive VP

40 Years Industry

Prior Experience
- NorCrown Bank

MARIA GENDELMAN
Chief People Officer
Executive VP

40+ Years Industry

Prior Experience
- Commerce Bank
- TD Bank

CHRIS HILTON
Chief C&I Lending Officer
Executive VP

25+ Years Industry

Prior Experience
- Suffolk County National Bank
- Empire National Bank

JOSEPH JAVITZ
Chief Credit Officer
Executive VP

40+ Years Industry

Prior Experience
- BCB Community Bank
- Abacus Federal Savings Bank

ALI MATTERA
Chief Digital Officer
Executive VP

20 Years Industry

Prior Experience
- Provident Bank
- SB One Bank

MARK PAPPAS
Chief Risk Officer
Executive VP

40 Years Industry

Prior Experience
- Morgan Stanley
- Amalgamated Bank

STEVE PRIMIANO
Treasurer & Chief Corporate Development Officer | Executive VP

20+ Years Industry

Prior Experience
- Center Bancorp
- Stifel

MIKE ROZMAN
President | Boefly

20+ Years Industry

Prior Experience
- Edgeware Analytics
- JPMorgan Chase

KEVIN SANTACROCE
Chief Banking Officer
Executive VP

30+ Years Industry

Prior Experience
- Dime Community Bank
- Bridgehampton National Bank

BOB SCHWARTZ
General Counsel
Executive VP

38+ Years in Law Supporting Financial Services

Prior Experience
- Windels Marx

SIYA VANSIA
Chief Brand & Innovation Officer | Executive VP

15 Years Industry

Prior Experience
- Started at ConnectOne Bank

MARK ZURLINI
Chief CRE Lending Officer
Executive VP

40+ Years Industry

Prior Experience
- M&T Bank
- Palisades Financial

ConnectOne Bancorp, Inc.

ConnectOne at a Glance

(As of September 30, 2026)

58
Total Offices

$14.8B
Total Assets

$11.4B
Total Loans

$11.8B
Total Deposits

$1.5B
Market Capitalization

Attractive Footprint


New York
New Jersey
Long Island
Florida

Corporate Overview

NASDAQ Symbol
CNOB

Headquarters
★Englewood Cliffs, NJ

Bank Established
2005

ConnectOne Bancorp, Inc.

The ConnectOne Value Proposition

Scalable Growth

- **Balance Sheet Management**
  Active portfolio de-risking and concentration management
- **Margin Trajectory**
  Adjustable-rate loan repricing supporting net interest income growth
- **Operating Efficiency**
  Disciplined cost control driving operating leverage

Valuable Franchise

- **NYC-Metro Core**
  Dense deposit and lending footprint in NJ, NYC, and Long Island
- **Organic Growth Engine**
  Largely home-grown client base
- **Expert Stewardship**
  Proven executive team with deep local market commercial relationships

Disciplined Acquiror

- **M&A Track Record**
  History of disciplined, accretive acquisitions
- **Strategic Corridors**
  Selective entry into high-growth markets, including South Florida
- **Scalable Platform**
  Infrastructure engineered for rapid systems integration and cost savings

Committed to Our Core Values

SENSE OF URGENCY

MAKE AN IMPACT

PEOPLE FIRST

WE CONNECT

FORWARD THINKING

ConnectOne Bank's mission is to prove that putting people first is a better way to do business

3Q 2026 Earnings Highlights

$49.4M
Operating Net Income
(+$5.7M Linked Quarter)

3.44%
NIM
(+33 bps YoY)

+$299.3M
Avg Client Deposits
(+11.4% Seq. growth[1])

+$316.9M
Loans Receivable[2]
(+10.7% Seq. growth[1])

Comparative Performance Metrics		
Metric	Reported	Operating[3]
Net Income	$31.4MM	$49.4MM
Diluted EPS	$0.59	$0.95
ROA	0.86%	1.35%
ROTCE	10.1%	15.2%
Efficiency Ratio	——	41.3%

8.38%
TCE Ratio[3]

Trending Up

Restructuring;
Strong Earnings

$24.19
Tangible Book Value per Share[3]

+5.9% YoY

-1.9% Linked Quarter due to AOCI

[1] Sequential growth rates are annualized.
[2] Loans receivable growth excludes the impact of loans transferred to held-for-sale / balance sheet repositioning.
[3] Refer to the reconciliation of non-GAAP financial measures at the end of this presentation.

ConnectOne Bancorp, Inc.

Balance Sheet Growth

(Period-end; $ in Billions)

Reflects Strong Organic Growth and Disciplined M&A

~13% Asset CAGR (2016-3Q26)

+5.5% YTD Asset Growth



$4.4
$5.1
$5.5
$6.2
$7.5
$8.1
$9.6
$9.9
$9.9
$14.0
$14.8
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
3Q26

ConnectOne Bancorp, Inc.

Strategic and Financially Disciplined M&A

FEBRUARY 2013
Completed successful IPO
- First bank to go public since 2010
- First IPO by NJ based commercial bank in 10 years

Raised $50MM+





JULY 2014
Reverse Merger with Center Bancorp (CNBC)

CNOB: $1.3B in assets
CNBC: $1.7B in assets

Combined Assets: $3.1B

JANUARY 2019
Merged with Greater Hudson Bank (GHB)
- Market expansion

CNOB: $5.5B in assets
GHB: $.5B in assets

Combined Assets: $6B

MAY 2019
Acquisition of Boefly, a leading online business lending marketplace

Dynamic Fintech Acquisition

JANUARY 2020
Acquisition of Bancorp of New Jersey (BONJ)
- In-market transaction of a commercial bank

CNOB: $6B in assets
BONJ: $1B in assets

Combined Assets: $7B

JUNE 2025
Completed merger with The First of Long Island Corporation (FLIC)
- Market expansion

CNOB: $10.1B in assets
FLIC: $4.2B in assets

Combined Assets: $14.3B

Net Interest Margin Trajectory



5.69%
5.68%
5.72%
5.79%
5.84%
3.11%
3.27%
3.39%
3.42%
3.44%
2.73%
2.57%
2.49%
2.53%
2.58%
3Q25
4Q25
1Q26
2Q26
3Q26
Net Interest Margin(1)(2)
Yield on Interest-Earning Assets(1)(2)
Cost of Funds(1)(3)

Key Drivers

- **Loans**
  Earning asset yield expansion supported by adjustable-rate loan repricing
- **Net Interest Margin**
  Widened to 3.44%, marking 8 consecutive quarters of sequential NIM expansion
- **Deposits**
  Prudent deposit management anchored by core client relationships

(1) Rates are annualized.
(2) Net interest margin and yield on interest-earning assets are on a fully taxable equivalent basis.
(3) Cost of funds includes non-interest-bearing demand deposits.

Target Financial Objectives

	Actual 3Q26	Street Estimates 2027[1]	Financial Objectives (L-T Goals Established Feb. 2026)
Operating ROA	1.35%[2]	1.25%	1.50%+
Operating ROTCE	15.2%[2]	13.6%	15.0%+
Net Interest Margin	3.44%	3.51%	3.60%
Growth in Noninterest Income	—	—	20%+
TCE Ratio	8.38%	—	9.00%
CRE Concentration	~403%[3]	—	<400%

NIM target supported by back-book loan repricing and core client deposit relationships

[1] Source: S&P Capital IQ. Reflects sell-side consensus estimates for CNOB as of October 27, 2026.
[2] Refer to the reconciliation of non-GAAP financial measures at the end of this presentation.
[3] Reflects Sept. 30 pro forma adjustment for October loan sale.

ConnectOne Bancorp, Inc.

Capital Allocation Priorities

Fund Organic Growth & Deepen Core Relationships

Sustained Dividend Growth (6 Consecutive Years)

Prudent Capital & Liquidity Management

Share Repurchase Flexibility (500K+ Authorized)[1]

Disciplined, Accretive M&A Execution

Proactive Portfolio Management

[1] Authorized shares as of September 30, 2026.

Loan Portfolio Overview

($ Millions as of September 30, 2026)



Residential / Consumer
$1,211
11%
Other CRE
$3,833
33%
Business Loans (1)
$3,334
29%
$11,436
Total Loans
Multifamily
$3,058
27%

Loans by Rate Structure



Floating
14%
Fixed
44%
Adjustable
42%

Adjustable Loan Repricing



$262
WAR(2)
3.61%
$880
WAR(2)
4.62%
$423
WAR(2)
4.92%
Remaining 2026
2027
2028

(1) Includes C&I and Owner-occupied CRE.
(2) Represents weighted average rate.

ConnectOne Bancorp, Inc.

Credit Quality

Delinquencies & Classified/Criticized Loans Trending Favorable

Net Charge-offs / Average Loans Receivable[1]


0.56%
0.35%
0.23%
0.24%
0.27%
0.19%
0.18%
0.17%
0.08%
0.07%
3Q25
4Q25
1Q26
2Q26
3Q26
CNOB(2)
Peer Median(3)

Nonperforming Assets / Total Assets


0.50%
0.55%
0.57%
0.40%
0.34%
0.50%
0.44%
0.28%
0.33%
0.29%
3Q25
4Q25
1Q26
2Q26
3Q26
CNOB
Peer Median(3)

(1) Annualized.
(2) Net charge-offs represent non-PCD loans only.
(3) As reported by S&P Global Market Intelligence. Peers include publicly-traded banks and thrifts headquartered in the Mid-Atlantic and Northeast regions with total assets between $10 billion and $25 billion as of December 31, 2025. 3Q26 peer medians reflect latest available data (incorporates 2Q26 where 3Q26 has not yet been reported).

ConnectOne Bancorp, Inc.

Relationship-Focused Deposit Franchise

($ Millions as of September 30, 2026)


Time
$3,120
27%
$11,778
Total Deposits
Interest-bearing
Transaction
$6,179
52%
Noninterest-
bearing Demand
$2,479
21%

Uninsured Deposits

Total Deposits	$	11,778
Estimated Uninsured Deposits[1]	$	5,754
Less: Collateralized Deposits		1,623
Less: Affiliate and Subsidiary Deposits		394
Adjusted Uninsured Deposits	$	3,737
Adj. Uninsured Deposits to Total Deposits		32 %
Available Liquidity	$	6,300
Available Liquidity to Adj. Uninsured Deposits		169 %

[1] Data sourced from the FFIEC Call Report as of 9/30/2026.

Best-in-Class Efficiency

Noninterest Expense[1] / Average Assets



Peer Median[3]
2.20%
2.27%
2.28%
2.28%
2.24%
Operating CNOB[2]
1.48%
1.48%
1.53%
1.48%
1.43%
3Q25
4Q25
1Q26
2Q26
3Q26

Efficiency Ratio



Peer Median[3]
54.7%
54.0%
55.3%
53.2%
53.2%
Operating CNOB[2]
47.5%
45.3%
45.4%
42.7%
41.3%
3Q25
4Q25
1Q26
2Q26
3Q26

Total Assets per Full-Time Employee

($ Millions)



$19.0
$11.0
$18.6
$11.4
$19.2
$11.4
$18.9
$11.1
$19.6
$11.0
3Q25
4Q25
1Q26
2Q26
3Q26
CNOB
Peer Median[3]

[1] Annualized.
[2] Refer to the reconciliation of non-GAAP financial measures at the end of this presentation.
[3] As reported by S&P Global Market Intelligence. Peers include publicly-traded banks and thrifts headquartered in the Mid-Atlantic and Northeast regions with total assets between $10 billion and $25 billion as of December 31, 2025. 3Q26 peer medians reflect latest available data (incorporates 2Q26 where 3Q26 has not yet been reported).

#1 Most Efficient Bank in Our Peer Group[1]



Peer Median: 53.2%
41.3%
46.2%
47.1%
47.6%
48.5%
49.4%
51.2%
53.1%
53.3%
56.2%
57.1%
58.5%
58.9%
64.8%
66.5%
CNOB(2)
PFS
CUBI
FBP
DCOM
INDB
OFG
FCF
BBT
WSFS
NBTB
OCFC
CBU
CLBK
EGBN

(1) As reported by S&P Global Market Intelligence. Peers include publicly-traded banks and thrifts headquartered in the Mid-Atlantic and Northeast regions with total assets between $10 billion and $25 billion as of December 31, 2025. Financial data reflects the quarter ended September 30, 2026, or latest available (incorporates 2Q26 where 3Q26 has not yet been reported).
(2) Refer to the reconciliation of non-GAAP financial measures at the end of this presentation.

ConnectOne Bancorp, Inc.

Building Noninterest Income

Diversified Revenue Streams for Sustainable Growth

Gain on Sale

- SBA
- Commercial
- Residential

Fee Optimization

- Deposit Fees
- Loan Fees
- Transaction Fees

BoeFly

- Strong Fee Income Momentum
- Growing Opportunities to Expand Product Set

AI Innovation and Operational Efficiency

Current Use Cases

- **Streamline Administrative Work**
  Deploying internal AI to daily administrative burden from each employee's day to day, freeing up staff capacity

- **Accelerated Software Development**
  Enabling engineers to utilize AI code-assistants to accelerate testing, feature deployment, and code delivery

- **Intelligence & Information Analysis**
  Leveraging AI to automate data identification in reports and analyze communication channels to enhance sales coaching

Efficiency & Workflow Automation

- **nCino & Spark Integrations**
  Embedding AI within loan origination workflows to eliminate manual steps, enhance data integrity, and accelerate credit throughput

- **Enhanced Process Workflows**
  Automating multi-source data aggregation into unified formats, driving institutional efficiency with 50%+ time savings on key administrative tasks in various areas of the bank including Operations, BSA & Fraud

- **Scalable Operational Leverage**
  Expanding execution capacity and response times across core banking teams without proportional overhead growth

Investment Thesis & Valuation Upside

Proven Integration Track Record & Synergy Realization

Core Organic Growth Engine Driven by Metro Footprint Density

Balance Sheet Repricing Dynamic Driving Continued Margin Expansion

Accelerating Returns Across ROA, ROTCE, and Core Earnings

Long-Term Tangible Book Value Creation and Franchise Upside

	CNOB	Peer[1]	Upside
Price to Tangible Book Value[2]	1.36x	1.61x	+18%
Price to 2027 EPS Estimate[2]	9.0x	10.2x	+13%

[1] As reported by S&P Global Market Intelligence. Peer median is based on publicly-traded banks and thrifts headquartered in the Mid-Atlantic and Northeast regions with total assets between $10 billion and $25 billion as of December 31, 2025.
[2] Based on market close as of 10/27/2026. Financial metrics and peer valuation multiples reflect 3Q26 actuals (incorporates 2Q26 where 3Q26 has not yet been reported) and consensus 2027 EPS estimates.

ConnectOne Bancorp, Inc.

Trading at a Discount to Peer Group[1]

Price / Tangible Book Value[2]



Peer Median: 1.61x
0.87x
0.92x
1.05x
1.30x
1.32x
1.36x
1.41x
1.49x
1.72x
1.74x
1.88x
1.91x
2.21x
2.41x
3.07x
EGBN
OCFC
CLBK
BBT
CUBI
CNOB
PFS
DCOM
OFG
INDB
FCF
NBTB
FBP
WSFS
CBU

(1) As reported by S&P Global Market Intelligence. Peer median is based on publicly-traded banks and thrifts headquartered in the Mid-Atlantic and Northeast regions with total assets between $10 billion and $25 billion as of December 31, 2025.
(2) Based on market close as of 10/27/2026. Financial metrics and peer valuation multiples reflect 3Q26 actuals (incorporates 2Q26 where 3Q26 has not yet been reported).

ConnectOne Bancorp, Inc.

Trading at a Discount to Peer Group[1]

Price / 2027 EPS Estimate[2]



Peer Median: 10.2x
7.3x
9.0x
9.0x
9.0x
9.2x
9.8x
9.9x
9.9x
10.4x
10.7x
11.3x
11.6x
12.0x
13.5x
14.1x
OCFC
CNOB
PFS
CUBI
BBT
OFG
DCOM
INDB
FBP
FCF
WSFS
NBTB
CBU
EGBN
CLBK

[1] As reported by S&P Global Market Intelligence. Peer median is based on publicly-traded banks and thrifts headquartered in the Mid-Atlantic and Northeast regions with total assets between $10 billion and $25 billion as of December 31, 2025.
[2] Based on market close as of 10/27/2026. Financial metrics and peer valuation multiples reflect 3Q26 actuals (incorporates 2Q26 where 3Q26 has not yet been reported) and consensus 2027 EPS estimates.

ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc.

Appendix

Loan Portfolio Detail

($ Millions as of September 30, 2026)

Other CRE	Balance	%[1]
Retail	885	8%
Other	809	7%
Office	649	6%
Land Loan	328	3%
Mixed Use	295	3%
Warehouse	282	2%
Total CRE/Nonowner-occ.	**$3,248**	**29%**
Multifamily	248	2%
1 to 4 Family	119	1%
Other	218	2%
Total Construction	**$585**	**5%**
Total Other CRE	**$3,833**	**34%**

Multifamily	Balance	%[1]
25 to 64 units	904	8%
10 to 24 units	616	5%
100 units or more	714	6%
64 to 99 units	570	5%
5 to 9 units	254	2%
Total Multifamily	**$3,058**	**26%**

Business Loans	Balance	%[1]
Other	707	6%
Warehouse / Industrial	441	4%
Retail	229	2%
Office / Mixed Use	179	2%
Office	128	1%
Total Owner-occupied	**$1,684**	**15%**
Other	557	4%
Commercial - Schools	382	3%
Service	265	2%
Distribution	100	1%
Contractors	124	1%
CRE	91	1%
Transportation	69	1%
Manufacturing	62	1%
Total C&I	**$1,650**	**14%**
Total Business Loans	**$3,334**	**29%**

Residential/Consumer	Balance	%[1]
Residential - 1st Lien	1,113	10%
Home Equity	73	1%
Consumer	4	0%
Residential - Junior	1	0%
Total Residential/Consumer	**$1,211**	**11%**

[1] As a percentage of total loans

ConnectOne Bancorp, Inc.

Non-GAAP Reconciliation

	As of				
	Sept. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sept. 30, 2025
Reconciliation of GAAP Net Income to Operating Net Income:	(dollars in thousands, except for per share data)				
Net income (loss)	$ 31,399	$ 41,668	$ 37,822	$ 39,518	$ 40,976
Restructuring and exit charges	—	—	—	—	994
Merger expenses and restructuring charges	—	108	2,125	498	1,898
Branch closing expenses	—	—	—	1,275	—
Amortization of core deposit intangibles	2,846	2,845	2,845	3,196	3,196
Loss on sale of loans held-for-sale-CRE restructuring	23,025	—	—	—	—
Losses (gains) on equity securities	159	4	(135)	846	(1,674)
Defined benefit pension plan curtailment gain	—	—	—	—	(3,501)
Employee retention tax credit	—	—	—	—	(6,608)
Tax impact of adjustments	(8,069)	(917)	(1,499)	(1,802)	1,737
Operating net income	$ 49,360	$ 43,708	$ 41,158	$ 43,531	$ 37,018
Preferred dividends	1,509	1,509	1,509	1,509	1,509
Operating net income available to common stockholders	$ 47,851	$ 42,199	$ 39,649	$ 42,022	$ 35,509
Weighted average diluted common shares outstanding	50,455,230	50,404,698	50,382,297	50,414,115	50,462,030
Diluted EPS	$ 0.59	$ 0.80	$ 0.72	$ 0.75	$ 0.78
Operating diluted EPS (non-GAAP) [1]	0.95	0.84	0.79	0.83	0.70
Return on Assets Measures					
Average assets	$ 14,534,596	$ 14,254,280	$ 13,999,581	$ 13,963,138	$ 14,050,585
Return on avg. assets	0.86 %	1.17 %	1.10 %	1.12 %	1.16 %
Operating return on avg. assets (non-GAAP) [2]	1.35	1.23	1.19	1.24	1.05

[1] Operating net income available to common stockholders divided by weighted average diluted shares outstanding.

[2] Operating net income divided by average assets.

ConnectOne Bancorp, Inc.

Non-GAAP Reconciliation (cont.)

	Three Months Ended				
	Sept. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sept. 30, 2025
Return on Equity Measures			(dollars in thousands)		
Average stockholders' equity	$ 1,636,171	$ 1,612,528	$ 1,594,699	$ 1,558,366	$ 1,513,892
Less: average preferred stock	(110,927)	(110,927)	(110,927)	(110,927)	(110,927)
Average common equity	$ 1,525,244	$ 1,501,601	$ 1,483,772	$ 1,447,439	$ 1,402,965
Less: average intangible assets	(273,499)	(276,313)	(279,158)	(279,165)	(280,814)
Average tangible common equity	$ 1,251,745	$ 1,225,288	$ 1,204,614	$ 1,168,274	$ 1,122,151
Return on avg. common equity (GAAP)	7.77 %	10.73 %	9.93 %	10.42 %	11.16 %
Operating return on avg. common equity (non-GAAP) [3]	12.45	11.27	10.84	11.52	10.04

[3] Operating net income available to common stockholders divided by average common equity.

Non-GAAP Reconciliation (cont.)

	Three Months Ended				
	Sept. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sept. 30, 2025
			(dollars in thousands)		
Efficiency Measures					
Total noninterest expenses	$ 55,369	$ 55,416	$ 57,869	$ 56,946	$ 58,673
Restructuring and exit charges	—	—	—	—	(994)
Merger expenses and restructuring charges	—	(108)	(2,125)	(498)	(1,898)
Branch closing expenses	—	—	—	(1,275)	—
Amortization of core deposit intangibles	(2,846)	(2,845)	(2,845)	(3,196)	(3,196)
Operating noninterest expense	$ 52,523	$ 52,463	$ 52,899	$ 51,977	$ 52,585
Net interest income (tax equivalent basis)	$ 118,541	$ 114,841	$ 109,976	$ 107,761	$ 103,155
Noninterest income	(14,498)	7,927	6,796	6,020	19,409
Defined benefit pension plan curtailment gain	—	—	—	—	(3,501)
Employee retention tax credit	—	—	—	—	(6,608)
Loss on sale of loans held-for-sale-CRE restructuring	23,025	—	—	—	—
Losses (gains) on equity securities	159	4	(135)	846	(1,674)
Operating revenue	$ 127,227	$ 122,772	$ 116,637	$ 114,627	$ 110,781
Operating efficiency ratio (non-GAAP) [4]	41.3 %	42.7 %	45.4 %	45.3 %	47.5 %

[4] Operating noninterest expense divided by operating revenue.

ConnectOne Bancorp, Inc.

Non-GAAP Reconciliation (cont.)

	As of				
	Sept. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sept. 30, 2025
Equity Ratios and Book Value per Share	(dollars in thousands, except for per share data)				
Stockholders equity	$ 1,598,600	$ 1,626,525	$ 1,591,547	$ 1,573,340	$ 1,538,344
Less: preferred stock	(110,927)	(110,927)	(110,927)	(110,927)	(110,927)
Common equity	$ 1,487,673	$ 1,515,598	$ 1,480,620	$ 1,462,413	$ 1,427,417
Less: intangible assets	(271,622)	(274,468)	(277,313)	(280,158)	(278,730)
Tangible common equity	$ 1,216,051	$ 1,241,130	$ 1,203,307	$ 1,182,255	$ 1,148,687
Total assets	$ 14,778,705	$ 14,411,864	$ 14,209,561	$ 14,002,700	$ 14,023,585
Less: intangible assets	(271,622)	(274,468)	(277,313)	(280,158)	(278,730)
Tangible assets	$ 14,507,083	$ 14,137,396	$ 13,932,248	$ 13,722,542	$ 13,744,855
Common shares outstanding	50,268,879	50,319,832	50,288,494	50,271,854	50,273,089
Common equity ratio (GAAP)	10.07 %	10.52 %	10.42 %	10.44 %	10.18 %
Tangible common equity ratio (non-GAAP) [5]	8.38	8.78	8.64	8.62	8.36
Book value per share (GAAP)	$ 29.59	$ 30.12	$ 29.44	$ 29.09	$ 28.39
Tangible book value per share (non-GAAP) [6]	24.19	24.66	23.93	23.52	22.85

[5] Tangible common equity divided by tangible assets

[6] Tangible common equity divided by common shares outstanding at period-end

ConnectOne Bancorp, Inc.